                                                              Exhibit 99.h(xxv)

State Street Bank and Trust Company
1 Federal Street, Second Floor
Boston, MA 02110

Re:  American Beacon Funds
     Custody Agreement
     Transfer Agency and Service Agreement

Ladies and Gentlemen:

This is to advise you that the American Beacon Funds ("the Funds") have established a new series, the Small Cap Value Opportunity Fund. In accordance with the Additional Funds provisions of Section 20 of the Custodian Contract dated December 1, 1997 and Section 15 of the Transfer Agency and Services Agreement dated January 1, 1998 between the Funds and State Street Bank and Trust Company, the Funds hereby request that you act as Custodian and Transfer Agent for the Small Cap Value Opportunity Fund.

Pursuant to Section 20 of the above referenced Custodian Contract and Section 15 of the above referenced Transfer Agency and Services Agreement, the Funds hereby request that Schedule D of the Custodian Contract and Schedule A of the Transfer Agency and Services Agreement be amended and restated as attached.

Please indicate your acceptance of the foregoing by executing two copies of this Letter Agreement, returning one to the Funds and retaining one copy for your records.

American Beacon Funds


By:
    ---------------------------------
Name: William F. Quinn
Title: President

Agreed to as of the 31st day of March, 2006.

State Street Bank and Trust Company


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                               CUSTODIAN AGREEMENT
                                   SCHEDULE D

                                   PORTFOLIOS

Name of Portfolio                              Effective Date
-----------------                              --------------
BALANCED FUND                                  JANUARY 1, 1998
INTERMEDIATE BOND FUND                         DECEMBER 1, 1997
INTERNATIONAL EQUITY FUND                      JANUARY 1, 1998
LARGE CAP VALUE FUND                           JANUARY 1, 1998
MONEY MARKET FUND                              DECEMBER 1, 1997
MUNICIPAL MONEY MARKET FUND                    DECEMBER 1, 1997
SHORT-TERM BOND FUND                           DECEMBER 1, 1997
SMALL CAP VALUE FUND                           JANUARY 1, 1999
S&P 500 INDEX FUND                             JANUARY 1, 1998
U.S. GOVERNMENT MONEY MARKET FUND              DECEMBER 1, 1997
LARGE CAP GROWTH FUND                          JULY 31, 2000
EMERGING MARKETS FUND                          JULY 31, 2000
SMALL CAP INDEX FUND                           JULY 31, 2000
INTERNATIONAL EQUITY INDEX FUND                JULY 31, 2000
HIGH YIELD BOND FUND                           DECEMBER 28, 2000
ENHANCED INCOME FUND                           JULY 1, 2003
MID-CAP VALUE FUND                             JUNE 30, 2004
TREASURY INFLATION PROTECTED SECURITIES FUND   JUNE 30, 2004
SMALL CAP VALUE OPPORTUNITY FUND               MARCH 31, 2006

                     TRANSFER AGENCY AND SERVICES AGREEMENT
                                   SCHEDULE A


Fund No.          Fund Name
--------          ---------
62                Money Market Fund -- Institutional Class
64                U.S. Government Money Market Fund -- Cash Management Class
65                Balanced Fund -- Institutional Class
66                Large Cap Value Fund -- Institutional Class
67                International Equity Fund -- Institutional Class
92                Money Market Fund -- Platinum Class
98                Balanced Fund -- PlanAhead Class
99                Large Cap Value Fund -- PlanAhead Class
100               International Equity Fund -- PlanAhead Class
101               Short Term Bond Fund -- PlanAhead Class
102               Money Market Fund - PlanAhead Class
103               Municipal Money Market Fund -- PlanAhead Class
104               U.S. Government Money Market Fund -- PlanAhead Class
105               Emerging Markets Fund - PlanAhead Class
111               U.S. Government Money Market Fund -- Platinum Class
112               Municipal Money Market Fund -- Platinum Class
370               Small Cap Value Fund -- Institutional Class
748               Small Cap Value Fund -- PlanAhead Class
821               Intermediate Bond Fund -- PlanAhead Class
902               S & P 500 Index Fund -- Institutional Class
904               S & P 500 Index Fund - PlanAhead Class
1409              High Yield Bond Fund -- Institutional Class
1900              Money Market Fund -- Cash Management Class
1902              High Yield Bond Fund -- PlanAhead Class
1949              Large Cap Growth Fund -- Institutional Class
1950              Emerging Markets Fund -- Institutional Class
1951              Small Cap Index Fund -- Institutional Class
1952              International Equity Index Fund -- Institutional Class
2013              Enhanced Income Fund -- PlanAhead Class
2035              International Equity Fund -- Service Class
2036              Small Cap Value -- Service Class
2038              Treasury Inflation Protected Securities Fund -- Institutional Class
2039              Mid Cap Value Fund -- AMR Class
2066              Intermediate Bond Fund -- Institutional Class
2067              Short Term Bond Fund -- Institutional Class
2162              Balanced Fund -- Service Class
2163              Large Cap Value Fund -- Service Class
2167              Mid-Cap Value Fund -- Institutional Class
2240              Balanced Fund -- AMR Class
2241              Large Cap Value Fund -- AMR Class
2242              International Equity Fund -- AMR Class
2243              Small Cap Value Fund -- AMR Class
2244              Large Cap Growth Fund -- AMR Class
2245              Emerging Markets Fund -- AMR Class
2246              Mid-Cap Value Fund -- PlanAhead Class
2247              Small Cap Value Opportunity Fund -- Institutional Class
2248              Small Cap Value Opportunity Fund -- PlanAhead Class